EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.


                                /s/ Herbert A. Allen
                                -------------------------------------
                                HERBERT A. ALLEN
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.



                                        /s/ Ronald W. Allen
                                        -----------------------------
                                        RONALD W. ALLEN
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Cathleen P. Black
                                ---------------------------------
                                CATHLEEN P. BLACK
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.





                                        /s/ Warren E. Buffett
                                        -----------------------------
                                        WARREN E. BUFFETT
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Douglas N. Daft
                                --------------------------------
                                DOUGLAS N. DAFT
                                Chairman of the Board,
                                Chief Executive  Officer and Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Susan B. King
                                ----------------------------------
        `                       SUSAN B. KING
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Donald F. McHenry
                                ------------------------------------
                                DONALD F. MCHENRY
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Sam Nunn
                                ----------------------------------
                                SAM NUNN
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Paul F. Oreffice
                                ----------------------------------
                                PAUL F. OREFFICE
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                        /s/ James D. Robinson III
                        -----------------------------------------
                        JAMES D. ROBINSON III
                        Director
                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ Peter V. Ueberroth
                                ---------------------------------
                                PETER V. UEBERROTH
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL
L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN
E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf
(i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of December, 2001.




                                /s/ James B. Williams
                                ------------------------------------
                                JAMES B. WILLIAMS
                                Director
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the [ ] day of [ ], 2001.




                                /s/ Gary P. Fayard
                                --------------------------------
                                GARY P. FAYARD
                                Senior Vice President and
                                Chief Financial Officer
                                The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS
N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL CROFOOT HAYES, Senior Finance Counsel and Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of deferred compensation obligations of the Company under The Coca-Cola Company Deferred Compensation Plan in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the [ ] day of [ ], 2001.



                                /s/ Connie D. McDaniel
                                -----------------------------------
                                CONNIE D. MCDANIEL
                                Vice President and Controller
                                The Coca-Cola Company